UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
 ____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

February 2, 2009
Date of Report (Date of earliest event reported)
___________________________________________________________

Non-Invasive Monitoring Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

Florida	0-13176	59-2007840
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

4400 Biscayne Boulevard, Suite 680
Miami, Florida 33137
(Address of principal executive offices) (Zip Code)

(305)-861-0075
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐›           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐›           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐›           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐›           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01	Other Events

On February 2, 2009 we issued the Press Release furnished as Exhibit 99.1 announcing that the United States Food & Drug Administration granted us permission to market our Exer-Rest® model acceleration therapeutic platform as a Class I (exempt) therapeutic vibrator in the United States with the following intended uses: as an aid to temporarily increase local circulation, to provide temporary relief of minor aches and pains, and local muscle relaxation.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant dated February 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NON-INVASIVE MONITORING SYSTEMS, INC.

Date: February 3, 2009	By:	/s/ Adam S. Jackson
Name: Adam S. Jackson
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of the Registrant dated February 2, 2009.